Provisions and other non-current liabilities	12 Months Ended
Dec. 31, 2020
Disclosure of detailed information about provisions and non-current liabilities [abstract]
Provisions and other non-current liabilities
20. Provisions and other non-current liabilities
(USD millions)	2020	2019

Accrued liability for employee benefits:
Defined benefit pension plans [1]	3 538	3 469

Other long-term employee benefits and deferred compensation	637	546

Other post-employment benefits [1]	543	612

Environmental remediation provisions	642	592

Provisions for product liabilities, governmental investigations and other legal matters	181	200

Contingent consideration [2]	984	958

Other non-current liabilities	409	255

Total provisions and other non-current liabilities	6 934	6 632

[1] Note 25 provides additional disclosures related to post-employment benefits.
[2] Note 29 provides additional disclosures related to contingent consideration.
Novartis believes that its total provisions are adequate based upon currently available information. However, given the inherent difficulties in estimating liabilities in this area, Novartis may incur additional costs beyond the amounts provided. Management believes that such additional amounts, if any, would not be material to the Group’s financial condition but could be material to the results of operations or cash flows in a given period.
Environmental remediation provisions
The following table shows the movements in the environmental liability provisions:
(USD millions)	2020	2019	2018

January 1	714	692	761

Cash payments	– 10	– 30	– 48

Releases [1]	– 27	– 83	– 21

Additions [2]	82	124	7

Currency translation effects	50	11	– 7

December 31	809	714	692

Less current provision	– 167	– 122	– 58

Non-current environmental remediation provisions at December 31	642	592	634

[1] Releases of provisions credited to the consolidated income statement from continuing operations were USD 21 million in 2018.
[2] Additions to provisions charged to the consolidated income statement from continuing operations were USD 7 million in 2018.
The material components of the environmental remediation provisions consist of costs to sufficiently clean and refurbish contaminated sites to the extent necessary and to continue surveillance at sites where the environmental remediation exposure is less significant.
A substantial portion of the environmental remediation provisions relate to the remediation of Basel regional landfills in the adjacent border areas in Switzerland, Germany and France. The provisions are reassessed on a yearly basis and adjusted as necessary.
In the United States, Novartis has been named under federal legislation (the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended) as a potentially responsible party (PRP) in respect of certain sites. Novartis actively participates in, or monitors, the cleanup activities at the sites in which it is a PRP. The provision takes into consideration the number of other PRPs at each site as well as the identity and financial position of such parties in light of the joint and several nature of the liability.
The expected timing of the related cash outflows as of December 31, 2020, is currently projected as follows:
(USD millions)	Expected cash outflows

Due within two years	181

Due later than two years, but within five years	210

Due later than five years, but within 10 years	338

Due after 10 years	80

Total environmental remediation liability provisions	809

Provisions for product liabilities, governmental investigations and other legal matters
Novartis has established provisions for certain product liabilities, governmental investigations and other legal matters where a potential cash outflow is probable and Novartis can make a reliable estimate of the amount of the outflow. These provisions represent the Group’s current best estimate of the total financial effect for the matters described below and for other less significant matters. Potential cash outflows reflected in a provision might be fully or partially offset by insurance in certain circumstances.
Novartis has not established provisions for potential damage awards for certain additional legal claims against its subsidiaries if Novartis currently believes that a payment is either not probable or cannot be reliably estimated. In total, these not-provisioned-for matters include more than 3 000 individual product liability cases and certain other legal matters. Plaintiffs’ alleged claims in these matters, which Novartis does not believe to be entirely remote but which do not fulfill the conditions for the establishment of provisions, currently aggregate to, according to the current best belief of Novartis, approximately USD 0.5 billion. In addition, in some of these matters there are claims for punitive or multiple (treble) damages, civil penalties and disgorgement of profits that in the view of Novartis are either wholly or partially unspecified, or wholly or partially unquantifiable at present; the Group believes that information about these amounts claimed by plaintiffs generally is not meaningful for purposes of determining a reliable estimate of a loss that is probable or more than remote.
A number of other legal matters are in such early stages or the issues presented are such that the Group has not made any provisions since it cannot currently estimate either a potential outcome or the amount of any potential losses. For these reasons, among others, the Group generally is unable to make a reliable estimate of possible loss with respect to such cases. It is therefore not practicable to provide information about the potential financial impact of those cases.
There might also be cases for which the Group was able to make a reliable estimate of the possible loss or the range of possible loss, but the Group believes that publication of such information on a case-by-case basis would seriously prejudice the Group’s position in ongoing legal proceedings or in any related settlement discussions. Accordingly, in such cases, information has been disclosed with respect to the nature of the contingency, but no disclosure is provided as to an estimate of the possible loss or range of possible loss.
Note 28 contains additional information on contingencies.
Summary of significant legal proceedings
The following is a summary of significant legal proceedings to which Novartis or its subsidiaries are currently a party, or were a party and that concluded in 2020.
Investigations and related litigations
Southern District of New York (S.D.N.Y.) Gilenya marketing practices investigation and litigation
In 2013, Novartis Pharmaceuticals Corporation (NPC) received a civil investigative demand from the United States Attorney’s Office (USAO) for the S.D.N.Y. requesting the production of documents and information relating to marketing practices for Gilenya, including the remuneration of healthcare providers in connection therewith. In 2017, the S.D.N.Y. and New York State declined to intervene in claims raised by an individual relator in a qui tam complaint, which continue to be vigorously contested.
Government generic pricing antitrust investigations, antitrust class actions
Since 2016, Sandoz Inc. has received a grand jury subpoena and a civil investigative demand and interrogatories from the Antitrust and Civil Divisions of the US Department of Justice (DOJ), and a subpoena and interrogatories from the Attorney General of the State of Connecticut in connection with those agencies’ investigation into alleged price fixing and market allocation of generic drugs in the US market as well as alleged federal False Claims Act (FCA) violations. In 2020, Sandoz Inc. reached a resolution with the DOJ Antitrust Division, pursuant to which Sandoz Inc. agreed to pay USD 195 million and entered into a deferred prosecution agreement. The Sandoz resolution related to instances of misconduct at the company between 2013 and 2015 with regard to certain generic drugs sold in the United States. Under the terms of that agreement, Sandoz Inc. will continue to take steps to enhance its compliance program, employee training and monitoring, and will continue to cooperate with the US government’s ongoing investigation into the generic pharmaceutical industry. Sandoz Inc. is also in negotiations with the DOJ Civil Division to resolve potential related claims and has recorded a provision of USD 187 million.
Since the third quarter of 2016, Sandoz Inc. and Fougera Pharmaceuticals Inc. have been sued alongside other generic pharmaceutical companies in numerous individual and putative class action complaints by direct and indirect private purchasers and by 54 states and US territories, represented by their respective Attorneys General. Plaintiffs claim that defendants, including Sandoz, engaged in price fixing and market allocation of generic drugs in the US market, and seek damages and injunctive relief. The actions contain product-specific complaints as well as complaints alleging the existence of an overarching industry conspiracy, and assert violations of federal and state antitrust laws as well as consumer protection laws. The cases have been consolidated for pretrial purposes in the United States District Court (USDC) for the Eastern District of Pennsylvania, and the claims are being vigorously contested.
Lucentis/Avastin ® matters
In connection with an investigation into whether Novartis entities, F. Hoffmann-La Roche AG, Genentech Inc. and Roche S.p.A. colluded to artificially preserve the market positions of Avastin ® and Lucentis, in 2014 the Italian Competition Authority (ICA) imposed a fine equivalent to USD 125 million on the Novartis entities. Novartis paid the fine, subject to the right to later claim recoupment, and appealed before the Consiglio di Stato (CdS). In 2014 and 2015, the Italian Ministry of Health and the Lombardia region sent letters with payment requests for a total equivalent of approximately USD 1.3 billion in damages from Novartis and Roche entities based on these allegations. In 2019, the CdS upheld the ICA decision and fine. Following the CdS decision, several additional Italian regions and hospitals sent letters claiming damages for an aggregate amount of approximately USD 330 million. None of these claims has been asserted in legal proceedings. Novartis continues to appeal the CdS decision. In 2019, the French Competition Authority (FCA) issued a Statement of Objections against Novartis entities, alleging anti-competitive practices on the French market for anti-vascular endothelial growth factor treatments for wet age-related macular degeneration from 2008 to 2013. In 2020, the FCA issued a decision finding that the Novartis entities had infringed competition law by abusing a dominant position and imposing a fine of EUR 385 million (equivalent to approximately USD 452 million). Novartis paid the fine, again subject to recoupment, and is appealing the FCA’s decision. Novartis continues to vigorously contest all claims in Italy and France. Novartis is also challenging policies and regulations allowing off-label/unlicensed use and reimbursement for economic reasons in various countries, including Italy and Turkey.
Japan investigation
In 2015, a trial started against a former Novartis Pharma K.K. (NPKK) employee, and also against NPKK under the dual liability concept in Japanese law, over allegations brought by the Tokyo District Public Prosecutor Office for alleged manipulation of data in sub-analysis publications of the Kyoto Heart Study regarding valsartan. The charges against NPKK are subject to a maximum total fine of JPY 4 million. In 2018, the Tokyo High Court upheld a not-guilty ruling of the Tokyo District Court for both the former NPKK employee and NPKK. A further appeal by the Tokyo High Public Prosecutor Office remains pending.
South Korea investigation
In 2016, the Seoul Western District Prosecutor initiated a criminal investigation into, among other things, allegations that Novartis Korea utilized medical journals to provide inappropriate economic benefits to healthcare professionals (HCPs). This resulted in a non-material fine in January 2020, and the Prosecutor has appealed the fine. The resolution of inquiries by the DOJ and the US Securities and Exchange Commission (SEC) regarding this matter is described below in “Concluded legal matters - US Government Foreign Corrupt Practices Act (FCPA) investigations.”
Greece investigation
Novartis is providing information to the Greek authorities investigating allegations of potentially inappropriate economic benefits to HCPs, government officials and others in Greece. These authorities include the Greek Coordinating Body for Inspection and Control, and the Greek Body of Prosecution of Financial Crime, from which the Company received a summons in 2018 and 2020. The resolution of inquiries by the DOJ and the SEC regarding this matter is described below in “Concluded legal matters - US Government Foreign Corrupt Practices Act (FCPA) investigations.”
Antitrust class actions
Exforge
Since 2018, Novartis Group companies as well as other pharmaceutical companies have been sued by various direct and indirect purchasers of Exforge in multiple US individual and putative class action complaints. They claim that Novartis made a reverse payment in the form of an agreement not to launch an authorized generic, alleging violations of federal antitrust law and state antitrust, consumer protection and common laws, and seeking damages as well as injunctive relief. The cases have been consolidated in the S.D.N.Y. and the claims are being vigorously contested.
Product liability litigation
Reclast
NPC is a defendant in more than 20 US product liability actions involving Reclast and alleging atypical femur fracture injuries, all of which are in New Jersey state or federal court and in California state court, coordinated with claims against other bisphosphonate manufacturers. The claims are being vigorously contested.
Taxotere® (docetaxel)
Sandoz is a defendant in more than 3 000 US product liability actions involving Taxotere ® (docetaxel), an oncology product, many of which have been transferred to a multidistrict litigation in the Eastern District of Louisiana. The complaints allege misleading marketing and that Sanofi, as innovator, and several 505(b)(2) NDA holders (including Sandoz) failed to warn of the risk of permanent alopecia/hair loss. The claims are being vigorously contested.
Amiodarone
Sandoz entities are named in less than five individual and multi-plaintiff US product liability cases involving amiodarone, a cardiac drug indicated to treat life-threatening arrhythmias that have not responded to other treatment. The complaints allege failure to warn, off-label promotion and failure to include medication guides to pharmacies. The claims are being vigorously contested.
Sartans and ranitidine
Since 2018, claims have been brought against Sandoz and other pharmaceutical companies alleging injury from carcinogenic impurities found in valsartan and valsartan/HCT film-coated tablets and/or losartan marketed or manufactured by Sandoz. These claims include several putative class actions in Canada. Claims have also been brought alleging injury from carcinogenic impurities in ranitidine-containing medicines. These claims also include several putative class actions in Canada and a multidistrict litigation in Florida. All of these claims are being vigorously contested.
Tasigna
NPC is a defendant in more than 80 US product liability actions involving Tasigna, alleging that the product caused various cardiovascular effects and that NPC failed to provide adequate warnings about those alleged side effects. The actions are pending in New Jersey state court and in federal courts in various jurisdictions. The claims are being vigorously contested.
Other matters
Average Wholesale Price (AWP) litigation
Lawsuits have been brought, the latest in February 2016, by various US state governmental entities and private parties against various pharmaceutical companies, including NPC, alleging that they fraudulently overstated the AWP that is or has been used by payors, including state Medicaid agencies, to calculate reimbursements to healthcare providers. NPC remains a defendant in a putative class action brought by private payors in New Jersey, and vigorously contests those claims.
Aimovig–Amgen dispute
In 2015 and 2017, Novartis and Amgen entered into agreements regarding the development and commercialization of Aimovig, which the companies co-commercialize in the US and to which Novartis has exclusive rights in all territories outside the US, excluding Japan. Amgen issued a termination notice in April 2019 based on an alleged material breach of the collaboration agreements, and this notice, as well as other ancillary matters, are the subject of legal proceedings between Novartis and Amgen. Novartis disputes Amgen’s allegations vigorously. In 2020, the court ruled that Amgen did not have grounds to terminate the 2017 agreement and dismissed that portion of their lawsuit. The collaboration continues during the litigation between the companies, and will remain in force until and unless a final court decision terminates the agreements.
Shareholder Derivative Lawsuit
In 2021, NPC, Sandoz Inc., Novartis Capital Corporation and certain present and former directors and officers of Novartis were named as defendants, and Novartis was named as a nominal defendant, in a purported shareholder derivative lawsuit filed in New York state court. The plaintiff, derivatively as a purported Novartis shareholder on behalf of Novartis, seeks damages and other remedies based on alleged conduct by the corporate and individual defendants. The claims are being vigorously contested.
Concluded legal matters
S.D.N.Y. marketing practices investigation and litigation
In 2013, the US government filed a civil complaint in intervention to an individual qui tam action against NPC in the USDC for the S.D.N.Y. The complaint, as subsequently amended, asserted federal FCA and common law claims with respect to speaker programs and other promotional activities for certain NPC cardiovascular medications ( Lotrel, Starlix and Valturna) allegedly serving as mechanisms to provide kickbacks to HCPs. Also in 2013, New York State filed a civil complaint in intervention asserting similar claims. In 2020, Novartis finalized its settlement agreement with the S.D.N.Y, the New York State Attorney General and the individual relator to resolve their claims. As part of this settlement, Novartis agreed to pay USD 0.7 billion, and has agreed to new corporate integrity obligations with the Office of Inspector General of the US Department of Health and Human Services.
U.S. Government Foreign Corrupt Practices Act (FCPA) investigations
In 2020, Novartis reached settlements with the DOJ and the SEC resolving all FCPA investigations into historical conduct by Novartis and its subsidiaries. These investigations were previously disclosed in Note 20 to the Consolidated Financial Statements in our 2019 Annual Report and 2019 Form 20-F under the headings “Investigations and related litigations – Greece investigation,” “Investigations and related litigations – South Korea investigation” and “Investigations and related litigations – Asia/Russia investigation.” As part of the coordinated resolution of these investigations, Novartis and certain of its current and former subsidiaries agreed to pay USD 0.3 billion. To resolve the DOJ investigation, both Novartis Hellas S.A.C.I. and Alcon Pte Ltd., a former Novartis subsidiary, entered into separate deferred prosecution agreements (DPA) with the DOJ. The Novartis Hellas DPA contained no allegations relating to any bribery of Greek politicians, which is consistent with what Novartis found in its own internal investigation. To resolve the SEC investigation, Novartis AG reached an agreement pertaining to internal controls and books and records violations in Greece, Vietnam and South Korea, which also addressed certain internal controls and books and records issues related to Alcon China’s placement of surgical devices. Other developments in Greece and South Korea are described above in “Investigations and related litigations – Greece investigation” and “Investigations and related litigations – South Korea investigation,” respectively. The matters disclosed in Note 20 to the Consolidated Financial Statements in our 2019 Annual Report and 2019 Form 20-F under the heading “Investigations and related litigations – Asia/Russia investigation” are now concluded.
Enoxaparin
In 2015, Sandoz and Momenta Pharmaceuticals were sued in a putative antitrust class action in federal court in Tennessee alleging that Momenta and Sandoz engaged in anticompetitive and unfair business conduct with regard to sales of enoxaparin. In 2019, Sandoz agreed to pay USD 85 million to resolve the class action. The matter is now concluded.
Summary of product liability, governmental investigations and other legal matters provision movements
(USD millions)	2020	2019	2018

January 1	1 369	340	351

Provisions related to discontinued operations [1]		– 42

Impact of acquisitions of businesses	11	10

Cash payments	– 1 863	– 116	– 118

Releases of provisions [2]	– 31	– 52	– 107

Additions to provisions [3]	1 018	1 230	220

Currency translation effects	– 17	– 1	– 6

December 31	487	1 369	340

Less current portion	– 306	– 1 169	– 126

Non-current product liabilities, governmental investigations and other legal matters provisions at December 31	181	200	214

[1] Notes 1, 2 and 30 provide information related to discontinued operations.
[2] Releases of provisions credited to the consolidated income statement from continuing operations were USD 107 million in 2018.
[3] Additions to provisions charged to the consolidated income statement from continuing operations were USD 220 million in 2018.
Novartis believes that its total provisions for investigations, product liability, arbitration and other legal matters are adequate based upon currently available information. However, given the inherent difficulties in estimating liabilities, there can be no assurance that additional liabilities and costs will not be incurred beyond the amounts provided.